UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2010

DreamWorks Animation SKG, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California	91201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 695-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

On October 21, 2010 the Audit Committee of the Board of Directors of DreamWorks Animation SKG, Inc. (the “Company”) approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2011. The decision to change auditors was the result of a competitive process that was launched in conjunction with the rotation of the lead E&Y audit partner for the Company’s account pursuant to Rule 2-01(c)(6) of Regulation S-X.

During the years ended December 31, 2008 and December 31, 2009 and through October 25, 2010, neither the Company nor anyone on its behalf has consulted with PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

In connection with the selection of PwC, on October 21, 2010 the Audit Committee decided that, following completion of the audit of the Company’s financial statements for the year ending December 31, 2010 by Ernst & Young LLP (“E&Y”) and effective as of the appointment of PwC (which is currently expected to occur in February or March 2011), E&Y will be dismissed as the Company’s independent registered public accounting firm.

The reports of E&Y on the Company’s consolidated financial statements for the years ended December 31, 2008 and December 31, 2009 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2008 and December 31, 2009 and through October 25, 2010, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in its reports on the Company’s consolidated financial statements for such years.

During the years ended December 31, 2008 and December 31, 2009 and through October 25, 2010, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided E&Y with a copy of the above disclosures and has requested that E&Y furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of E&Y’s letter dated October 26, 2010 is attached as Exhibit 16.1 to this Report.

Item 9.01.	Financial Statements and Exhibits.

    (d) Exhibits:

Exhibit No.	Description
16.1	Letter dated October 26, 2010 from Ernst & Young LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DreamWorks Animation SKG, Inc.

Date: October 26, 2010	By:	/s/LEWIS W. COLEMAN
Lewis W. Coleman
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter dated October 26, 2010 from Ernst & Young LLP to the Securities and Exchange Commission.